EXHIBIT 99.1

THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION ABOUT BUSINESS SEGMENTS (Unaudited)
(Millions of Dollars)

	Reportable Business Segments
Year Ended December 31, 2008	Power Tools & Accessories	Hardware & Home Improvement	Fastening & Assembly Systems	Total	Currency Translation Adjustments	Corporate, Adjustments, & Eliminations	Consolidated
Sales to unaffiliated customers	$4,286.6	$891.6	$703.2	$5,881.4	$204.7	$—	$6,086.1
Segment profit (loss) (for Consolidated, operating income before restructuring and exit costs)	317.4	75.8	106.0	499.2	29.4	(51.8)	476.8
Depreciation and amortization	89.9	20.6	21.6	132.1	3.4	1.1	136.6
Capital expenditures	56.6	16.5	18.6	91.7	2.3	4.8	98.8

Year Ended December 31, 2007
Sales to unaffiliated customers	$4,754.8	$1,001.7	$720.7	$6,477.2	$86.0	$—	$6,563.2
Segment profit (loss) (for Consolidated, operating income before restructuring and exit costs)	482.2	113.6	113.9	709.7	(2.3)	(106.2)	601.2
Depreciation and amortization	96.7	22.8	20.5	140.0	.5	2.9	143.4
Capital expenditures	65.0	20.8	22.2	108.0	.5	7.9	116.4

Year Ended December 31, 2006
Sales to unaffiliated customers	$4,821.1	$1,010.0	$694.5	$6,525.6	$(78.3)	$—	$6,447.3
Segment profit (loss) (for Consolidated, operating income)	586.5	137.1	102.9	826.5	(23.5)	(62.6)	740.4
Depreciation and amortization	113.7	22.9	19.4	156.0	(3.3)	2.2	154.9
Capital expenditures	74.0	14.1	17.2	105.3	(2.1)	1.4	104.6

The reconciliation of segment profit to consolidated earnings before income taxes for each of the three years in the period ended December 31, 2008, in millions of dollars, is as follows:

	Year Ended December 31,
	2008	2007	2006
Segment profit for total reportable business segments	$499.2	$709.7	$826.5
Items excluded from segment profit:
Adjustment of budgeted foreign exchange rates to actual rates	29.4	(2.3)	(23.5)
Depreciation of Corporate property	(1.1)	(1.4)	(.9)
Adjustment to businesses’ postretirement benefit expenses booked in consolidation	(3.6)	(19.9)	(25.2)
Other adjustments booked in consolidation directly related to reportable business segments	(4.9)	8.3	(.2)
Amounts allocated to businesses in arriving at segment profit in excess of (less than) Corporate center operating expenses, eliminations, and other amounts identified above	(42.2)	(93.2)	(36.3)
Operating income before restructuring and exit costs	476.8	601.2	740.4
Restructuring and exit costs	54.7	19.0	—
Operating income	422.1	582.2	740.4
Interest expense, net of interest income	62.4	82.3	73.8
Other (income) expense	(5.0)	2.3	2.2
Earnings before income taxes	$364.7	$497.6	$664.4

	Reportable Business Segments
Quarter Ended March 30, 2008	Power Tools & Accessories	Hardware & Home Improvement	Fastening & Assembly Systems	Total	Currency Translation Adjustments	Corporate, Adjustments, & Eliminations	Consolidated
Sales to unaffiliated customers	$1,038.2	$211.1	$187.2	$1,436.5	$59.3	$—	$1,495.8
Segment profit (loss) (for Consolidated, operating income before restructuring and exit costs)	86.1	15.6	29.5	131.2	8.0	(16.3)	122.9
Depreciation and amortization	22.4	4.8	5.4	32.6	1.0	.1	33.7
Capital expenditures	15.0	5.3	3.8	24.1	.8	.1	25.0

Quarter Ended June 29, 2008
Sales to unaffiliated customers	$1,127.2	$240.3	$183.8	$1,551.3	$90.4	$—	$1,641.7
Segment profit (loss) (for Consolidated, operating income)	89.4	22.2	29.8	141.4	11.8	(15.5)	137.7
Depreciation and amortization	24.7	6.0	5.6	36.3	1.3	.6	38.2
Capital expenditures	16.5	4.7	5.4	26.6	.9	1.3	28.8

Quarter Ended September 28, 2008
Sales to unaffiliated customers	$1,094.4	$231.2	$173.8	$1,499.4	$71.4	$—	$1,570.8
Segment profit (loss) (for Consolidated, operating income before restructuring and exit costs)	83.0	26.1	27.6	136.7	7.8	(9.0)	135.5
Depreciation and amortization	21.5	4.8	5.2	31.5	1.2	.1	32.8
Capital expenditures	13.4	3.8	3.9	21.1	.7	2.0	23.8

Quarter Ended December 31, 2008
Sales to unaffiliated customers	$1,026.8	$209.0	$158.4	$1,394.2	$(16.4)	$—	$1,377.8
Segment profit (loss) (for Consolidated, operating income before restructuring and exit costs)	58.9	11.9	19.1	89.9	1.8	(11.0)	80.7
Depreciation and amortization	21.3	5.0	5.4	31.7	(.1)	.3	31.9
Capital expenditures	11.7	2.7	5.5	19.9	(.1)	1.4	21.2

Quarter Ended April 1, 2007
Sales to unaffiliated customers	$1,157.2	$247.0	$179.1	$1,583.3	$(6.1)	$—	$1,577.2
Segment profit (loss) (for Consolidated, operating income)	145.5	27.8	29.0	202.3	(4.0)	(28.7)	169.6
Depreciation and amortization	24.6	7.2	5.1	36.9	(.3)	.6	37.2
Capital expenditures	13.0	4.8	2.4	20.2	(.2)	.1	20.1

Quarter Ended July 1, 2007
Sales to unaffilitated customers	$1,250.7	$253.6	$183.1	$1,687.4	$12.5	$—	$1,699.9
Segment profit (loss) (for Consolidated, operating income)	156.9	30.5	29.5	216.9	(1.1)	(29.2)	186.6
Depreciation and amortization	25.0	6.0	5.4	36.4	—	.7	37.1
Capital expenditures	14.8	5.9	4.9	25.6	(.1)	1.0	26.5

Quarter Ended September 30, 2007
Sales to unaffiliated customers	$1,167.3	$266.7	$177.3	$1,611.3	$22.3	$—	$1,633.6
Segment profit (loss) (for Consolidated, operating income)	120.8	32.7	28.2	181.7	(.1)	(17.1)	164.5
Depreciation and amortization	24.6	4.6	5.2	34.4	.1	.5	35.0
Capital expenditures	19.6	4.4	5.1	29.1	—	(.3)	28.8

Quarter Ended December 31, 2007
Sales to unaffiliated customers	$1,179.6	$234.4	$181.2	$1,595.2	$57.3	$—	$1,652.5
Segment profit (loss) (for Consolidated, operating income before restructuring and exit costs)	59.0	22.6	27.2	108.8	2.9	(31.2)	80.5
Depreciation and amortization	22.5	5.0	4.8	32.3	.7	1.1	34.1
Capital expenditures	17.6	5.7	9.8	33.1	.8	7.1	41.0

The reconciliation of segment profit to the consolidated earnings before income taxes for each of the quarters in the years ended December 31, 2008 and 2007, in millions of dollars, is as follows:

	Quarter Ended
	March 30, 2008	June 29, 2008	September 28, 2008	December 31, 2008
Segment profit for total reportable business segments	$131.2	$141.4	$136.7	$89.9
Items excluded from segment profit:
Adjustment of budgeted foreign exchange rates to actual rates	8.0	11.8	7.8	1.8
Depreciation of Corporate property	(.1)	(.6)	(.1)	(.3)
Adjustment to businesses' postretirement benefit expenses booked in consolidation	(.9)	(1.0)	(.9)	(.8)
Other adjustments booked in consolidation directly related to reportable business segments	(2.2)	(1.1)	(.5)	(1.1)
Amounts allocated to businesses in arriving at segment profit in excess of (less than) Corporate center operating expenses, eliminations, and other amounts identified above	(13.1)	(12.8)	(7.5)	(8.8)
Operating income before restructuring and exit costs	122.9	137.7	135.5	80.7
Restructuring and exit costs	18.3	—	15.6	20.8
Operating income	104.6	137.7	119.9	59.9
Interest expense, net of interest income	16.5	14.8	13.4	17.7
Other expense (income)	—	.4	(3.0)	(2.4)
Earnings before income taxes	$88.1	$122.5	$109.5	$44.6

	Quarter Ended
	April 1, 2007	July 1, 2007	September 30, 2007	December 31, 2007
Segment profit for total reportable business segments	$202.3	$216.9	$181.7	$108.8
Items excluded from segment profit:
Adjustment of budgeted foreign exchange rates to actual rates	(4.0)	(1.1)	(.1)	2.9
Depreciation of Corporate property	(.2)	(.3)	(.2)	(.7)
Adjustment to businesses' postretirement benefit expenses booked in consolidation	(4.8)	(5.0)	(5.0)	(5.1)
Other adjustments booked in consolidation directly related to reportable business segments	1.3	(4.9)	4.6	7.3
Amounts allocated to businesses in arriving at segment profit in excess of (less than) Corporate center operating expenses, eliminations, and other amounts identified above	(25.0)	(19.0)	(16.5)	(32.7)
Operating income before restructuring and exit costs	169.6	186.6	164.5	80.5
Restructuring and exit costs	—	—	—	19.0
Operating income	169.6	186.6	164.5	61.5
Interest expense, net of interest income	21.5	20.0	19.9	20.9
Other expense	1.1	.2	.9	.1
Earnings before income taxes	$147.0	$166.4	$143.7	$40.5

BASIS OF PRESENTATION:

The Corporation operates in three reportable business segments: Power Tools and Accessories, Hardware and Home Improvement, and Fastening and Assembly Systems. The Power Tools and Accessories segment has worldwide responsibility for the manufacture and sale of consumer and industrial power tools and accessories, lawn and garden products, and electric cleaning, automotive, lighting, and household products, as well as for product service. In addition, the Power Tools and Accessories segment has responsibility for the sale of security hardware to customers in Mexico, Central America, the Caribbean, and South America; and for the sale of plumbing products to customers outside the United States and Canada. The Hardware and Home Improvement segment has worldwide responsibility for the manufacture and sale of security hardware (except for the sale of security hardware in Mexico, Central America, the Caribbean, and South America). The Hardware and Home Improvement segment also has responsibility for the manufacture of plumbing products and for the sale of plumbing products to customers in the United States and Canada. The Fastening and Assembly Systems segment has worldwide responsibility for the manufacture and sale of fastening and assembly systems.

The profitability measure employed by the Corporation and its chief operating decision maker for making decisions about allocating resources to segments and assessing segment performance is segment profit (for the Corporation on a consolidated basis, operating income before restructuring and exit costs). In general, segments follow the same accounting policies as those described in Note 1 of Notes to Consolidated Financial Statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, except with respect to foreign currency translation and except as further indicated below. The financial statements of a segment’s operating units located outside of the United States, except those units operating in highly inflationary economies, are generally measured using the local currency as the functional currency. For these units located outside of the United States, segment assets and elements of segment profit are translated using budgeted rates of exchange. Budgeted rates of exchange are established annually and, once established, all prior period segment data is restated to reflect the current year's budgeted rates of exchange. The amounts included in the preceding table under the captions “Reportable Business Segments” and “Corporate, Adjustments, & Eliminations” are reflected at the Corporation’s budgeted rates of exchange for 2009. The amounts included in the preceding table under the caption “Currency Translation Adjustments” represent the difference between consolidated amounts determined using those budgeted rates of exchange and those determined based upon the rates of exchange applicable under accounting principles generally accepted in the United States.

Segment profit excludes interest income and expense, non-operating income and expense, adjustments to eliminate intercompany profit in inventory, and income tax expense. In addition, segment profit excludes restructuring and exit costs.  In determining segment profit, expenses relating to pension and other postretirement benefits are based solely upon estimated service costs. Corporate expenses, as well as certain centrally managed expenses, including expenses related to share-based compensation, are allocated to each reportable segment based upon budgeted amounts. While sales and transfers between segments are accounted for at cost plus a reasonable profit, the effects of intersegment sales are excluded from the computation of segment profit. Intercompany profit in inventory is excluded from segment assets and is recognized as a reduction of cost of goods sold by the selling segment when the related inventory is sold to an unaffiliated customer. Because the Corporation compensates the management of its various businesses on, among other factors, segment profit, the Corporation may elect to record certain segment-related expense items of an unusual or non-recurring nature in consolidation rather than reflect such items in segment profit. In addition, certain segment-related items of income or expense may be recorded in consolidation in one period and transferred to the various segments in a later period.